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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 12, 1999

                              REGENCY CENTERS, L.P.
             (Exact name of registrant as specified in its charter)



         Florida                         0-24763                59-3429602
(State or other jurisdiction            Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


  121 West Forsyth Street, Suite 200
           Jacksonville, Florida                                  32202
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:           (904)-356-7000



                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS

C.       Exhibits:

         The exhibits listed below relate to the Registration Statement No. 333-72899 on Form S-3 of Regency Centers, L.P. and are filed herewith for incorporation by reference in such Registration Statement.

         1. Underwriting Agreement dated as of April 7, 1999 among Regency Centers, L.P., Regency Realty Corporation, on the one hand, and Goldman, Sachs & Co., on the other hand, as representatives of the several underwriters ("Underwriters") named in Schedule I to the Pricing Agreement dated as of April 7, 1999 among Regency Centers, L.P., Regency Realty Corporation and the representatives.

         5.       Opinion of Foley & Lardner.

         12. Statement Regarding Computation of Ratio of Earnings to Fixed Changes.

         25.      Restated Statement of Eligibility of Trustee




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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            REGENCY CENTERS, L.P.
                                            (registrant)

                                            By:  Regency Realty Corporation,
                                                 Its General Partner


April 12, 1999                              By:  /s/ J. Christian Leavitt
                                               ---------------------------------
                                               J. Christian Leavitt
                                               Senior Vice President